Exhibit 10.2

August 4, 2020

Wells Fargo Bank, National Association
1750 H Street, NW, #550
Washington, D.C. 20006
Attention:  Mark F. Monahan

Re:    Conditional Consent Letter

To Whom It May Concern:

Reference is made to that certain Fifth Amended and Restated Credit Agreement, dated as of July 25, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among DIAMONDROCK HOSPITALITY LIMITED PARTNERSHIP, a limited partnership formed under the laws of the State of Delaware (the “Borrower”), DIAMONDROCK HOSPITALITY COMPANY, a corporation formed under the laws of the State of Maryland (“Parent”), certain Persons party thereto from time to time as Loan Parties, the financial institutions party thereto from time to time (“Lenders”) and Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”). Capitalized terms used herein but not defined herein shall have the respective defined meanings as set forth in the Credit Agreement.

The Borrower has informed the Administrative Agent that the Parent has agreed to, from time to time, issue and sell through Deutsche Bank Securities Inc., BofA Securities, Inc. (an assignee of Merrill Lynch, Pierce, Fenner & Smith Incorporated), Robert W. Baird & Co. Incorporated and Wells Fargo Securities, LLC (each, a “Sales Agent”) shares of Parent’s common stock, having an aggregate offering price of up to $200,000,000 (the “ATM Offering”), pursuant to the terms of those certain Distribution Agreements, dated as of August 8, 2018, by and among Parent, the Borrower and each of the Sales Agents.

The Borrower has requested that, pursuant to Section 2.8(b)(v) of the Credit Agreement and solely with respect to the proceeds of the ATM Offering, the Administrative Agent and the Requisite Lenders consent to a modification of Section 2.8(b)(iii) of the Credit Agreement which requires that the cash proceeds of the ATM Offering are applied to prepay the Term Loans, prepay the Revolving Loans and Swingline Loans and Cash Collateralize the Letter of Credit Liabilities and prepay the Existing Term Loan within three (3) Business Days of the Parent’s receipt thereof.

By executing this Conditional Consent Letter and in reliance on the terms set forth herein, the Administrative Agent and the Requisite Lenders hereby agree that, notwithstanding Section 2.8(b)(iii) of the Credit Agreement, the cash proceeds received by the Parent from an Equity Issuance made in connection with the ATM Offering are not required to be paid within three (3) Business Days of the Parent’s receipt thereof but shall be prepaid in accordance with Section 2.8 of the Credit Agreement no later than the earlier to occur of (i) the date upon which the aggregate amount of all such ATM Offering cash proceeds which have not been prepaid in accordance with Section 2.8 of the Credit Agreement, is equal to or exceeds $10,000,000 and (ii) twenty (20) Business Days following receipt by the Parent of such cash proceeds; provided that such agreement is conditioned on receipt by the Administrative Agent of evidence demonstrating that each of U.S. Bank National Association, in its capacity as administrative agent under the Existing Term Loan Agreement (the “Term Loan Agent”) and the “Requisite Lenders” under, and as defined in, the Existing Term Loan Agreement (the “Term Loan Requisite Lenders”), shall have also consented to such request. The Administrative Agent and the Requisite Lenders hereby also consent to the request made by the Borrower to the Term Loan Agent and the Term Loan Requisite Lenders to modify the same requirement described in the immediately preceding paragraph set forth in Section 2.5(b)(ii) of the Existing Term Loan Agreement, provided that such modification is upon substantially the same terms and conditions set forth in this Conditional Consent Letter.

The Borrower and the Parent hereby represent and warrant to Administrative Agent and Lenders that: (i) the representations and warranties made or deemed made by the Parent, the Borrower and each other Loan Party in the Loan Documents to which any of them is a party, are true and correct in all material respects (or, to the extent qualified by materiality or Material Adverse Effect, in all respects) on and as of the date hereof (except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (or, to the extent qualified by materiality or Material Adverse Effect, in all respects) on and as of such earlier date) and except for changes in factual circumstances not prohibited under the Loan Documents; provided that, with respect to the representation set forth in the first sentence of Section 7.1(l), any event or circumstance resulting from the COVID-19 pandemic as described in the 10-Q publicly filed by the Parent on May 11, 2020 and as subsequently publicly disclosed by the Parent in its securities filings prior to the date of this Conditional Consent Letter shall be excluded and (ii) no Default or Event of Default has occurred and is continuing.

The foregoing conditional consents shall be limited precisely as written and shall not be deemed or otherwise construed to constitute the consent to or a waiver of any other provision of the Credit Agreement or hinder, restrict or otherwise modify the rights, privileges, powers and remedies of the Lenders or the Administrative Agent may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document, all of which rights, privileges, powers and remedies are hereby expressly reserved by the Administrative Agent and the Lenders.

Except for the conditional consent expressly set forth herein, the Credit Agreement and each of the other Loan Documents, including the conditions and covenants set forth therein, shall remain unchanged and in full force and effect. Nothing in this Conditional Consent Letter shall be deemed to permanently modify the provisions of the Credit Agreement or any other Loan Document through course of conduct, course of dealing or otherwise, except with respect to the conditional consent expressly set forth herein.

This Conditional Consent Letter shall not become effective until signed by the Administrative Agent and the Required Lenders and accepted and agreed to in writing by the Borrower and Parent. This Conditional Consent Letter is a Loan Document and contains the complete and entire understanding of the parties with respect to the subject matters hereof.

This Conditional Consent Letter may be executed in counterparts and shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed, and to be fully performed, in such state.

[Signatures on following page]

Very truly yours,

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and a Lender By: /s/ Mark F. Monahan Name: Mark F. Monahan Title: Senior Vice President

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BANK OF AMERICA, N.A., as a Lender

By: /s/ Suzanne E. Pickett
Name: Suzanne E. Pickett
Title: Senior Vice President

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CITIBANK, N.A., as a Lender

By: /s/ Chris Albano
Name: Chris Albano
Title: Authorized Signatory

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U.S. BANK NATIONAL ASSOCIATION, as a Lender

By: /s/ Timothy J. Tillman
Name: Timothy J. Tillman
Title: Senior Vice President

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KEYBANK NATIONAL ASSOCIATION, as a Lender

By: /s/ Jim Komperda
Name: Jim Komperda
Title: Senior Vice President

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PNC BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ William R. Lynch III
Name: William R. Lynch III
Title: Senior Vice President

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REGIONS BANK, as a Lender

By: /s/ Ghi S. Gavin
Name: Ghi S. Gavin
Title: Senior Vice President

T.D. BANK, N.A., as a Lender

By: /s/ James M. Cupelli
Name: James M. Cupelli

Title:	Vice President
BMO HARRIS BANK, N.A., as a Lender

By: /s/ Gwendolyn Gatz
Name: Gwendolyn Gatz

Title:	Director

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BARCLAYS BANK PLC, as a Lender

By: /s/ May Huang
Name: May Huang
Title: Assistant Vice President

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DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By: /s/ Annie Chung
Name: Annie Chung
Title: Director

By: /s/ Ming K Chu
Name: Ming K Chu
Title: Director

TRUIST BANK, as a Lender

By: /s/ Karen Cadiente
Name: Karen Cadiente

Title:	Assistant Vice President

Accepted and Agreed:
BORROWER:

DIAMONDROCK HOSPITALITY LIMITED PARTNERSHIP

By: DiamondRock Hospitality Company, its sole General Partner

By: /s/ Jeff Donnelly
     Name: Jeff Donnelly
Title: Executive Vice President and Chief Financial Officer

PARENT:

DIAMONDROCK HOSPITALITY COMPANY

By: /s/ Jeff Donnelly
     Name: Jeff Donnelly
  Title: Executive Vice President and Chief Financial Officer